                                                                   Exhibit 10.08


                 AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

     THIS AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (this "Agreement") is made and entered into as of this 20th day of April, 1999, by and among dsl.net, inc., a Delaware corporation (the "Company"), and the Shareholders listed on
Schedule I hereto (each a "Shareholder" and, collectively, the "Shareholders").

                                  WITNESSETH:
                                  -----------

     WHEREAS, the Company intends to sell shares of its preferred stock to certain investors (the "Investors") pursuant to that certain Series C Preferred Stock Purchase Agreement, dated as of March 31, 1999, by and among the Company and the Investors listed therein (the "Series C Preferred Stock Purchase Agreement"); and

     WHEREAS, the Company and the Shareholders are parties to a Shareholders' Agreement dated as of January 7, 1999 (the "Shareholders' Agreement") and agree that such agreement be amended and restated as set forth herein; and

     WHEREAS, the Shareholders' Agreement included terms and provisions related to the treatment of 3,000,000 shares of Common Stock owned by the Shareholders and subject to certain repurchase provisions thereof and described therein as the "Milestone Shares" (the "Milestone Shares"), which shares shall not be subject to this Agreement or to any other repurchase or similar provisions; and

     WHEREAS, pursuant to transactions separate from this Agreement, but of date even herewith, certain of the Shareholders are surrendering certain of their Milestone Shares to the Company; and

     WHEREAS, in order to induce the Investors to enter into and carry out the transactions contemplated by the Series C Preferred Stock Purchase Agreement, the Company and the Shareholders are willing to enter into this Agreement, which shall supersede in full the Shareholders' Agreement.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, it is hereby covenanted and agreed as follows:

                                   SECTION 1

                                  Definitions

     As used herein, the following terms shall have the respective meanings following such terms:

     Cease Employment shall mean the cessation of employment with the Company.
     ----------------

     Certificate of Incorporation shall mean the Company's Restated Certificate
     ----------------------------
of Incorporation, as amended from time to time.

     Common Stock shall mean the Company's Common Stock, par value $.001 per
     ------------
share.

     Escrow Agent see Section 2.3.
     ------------

     Purchase Option see Section 2.1.
     ---------------

     Purchase Option Shares see Section 2.1.
     ----------------------

     Purchase Price shall mean $.005 per share, subject to equitable adjustment
     --------------
by the Company's Board of Directors for stock splits, stock dividends, stock combinations, recapitalizations and similar events.

     Securities Act shall mean the Securities Act of 1933, as amended, and any
     --------------
successor statute thereto.

     Shareholders shall mean the persons listed on Schedule I hereto and shall
     ------------
include any other party who agrees in writing with the parties hereto to be bound by and to comply with all applicable provisions of this Agreement.

                                   SECTION 2

                            Purchase Option Shares

     Section 2.1  Purchase Option.  If a Shareholder shall Cease Employment at
     -----------  ---------------
any time, the Company shall have the right to exercise the "Purchase Option," which consists of the right to purchase from such Shareholder or his or its personal representatives, as the case may be, at the Purchase Price, all or any part of the Purchase Option Shares, as described below.

     (a) With respect to Mr. Jaser, "Purchase Option Shares" shall mean 450,000 shares of Common Stock less an amount equal to 1/36th of such shares for each and every full month which has elapsed from March 15, 1999 until the date Mr. Jaser Ceases Employment or all such shares are no longer subject to the Purchase Option.

     (b) With respect to Mr. Tang, "Purchase Option Shares" shall mean 375,000 shares of Common Stock less an amount equal to 1/36th of such shares for each and every full month which has elapsed from March 15, 1999 until the date Mr. Tang Ceases Employment or all such shares are no longer subject to the Purchase Option.

     (c) With respect to Mr. Struwas, "Purchase Option Shares" shall mean 525,000 shares of Common Stock less an amount equal to 1/36th of such shares for each and every full month which has elapsed from March 15, 1999 until the date Mr. Struwas Ceases Employment or all such shares are no longer subject to the Purchase Option.

     (d) With respect to Mr. Sun, "Purchase Option Shares" shall mean 1,087,500 shares of Common Stock less an amount equal to 1/36th of such shares for each and every full month which has elapsed from March 15, 1999 until the date Mr. Sun Ceases Employment or all such shares are no longer subject to the Purchase Option.

     Section 2.2  Procedures.
     -----------  ----------

     (a) The Purchase Option shall be exercised by written notice signed by an officer of the Company, on behalf of the Company, and delivered to the Shareholder who has Ceased Employment within thirty (30) days after the date such Shareholder has Ceased Employment. The Purchase Price shall be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of such Shareholder to the Company or in cash (by check) or both.

     (b) A Shareholder shall not sell or transfer any shares of Common Stock subject to the Purchase Option without the prior written consent of the Company.

     (c) Subject to the other provisions of this Agreement, each Shareholder shall, during the term of this Agreement, exercise all rights and privileges of a Shareholder of the Company with respect to the Shares subject to the Purchase Option.

     (d) The Company may assign its rights under this Section 2. The Company covenants that to the extent it has the right to exercise the Purchase Option and it chooses not to exercise such right, it will assign such right to the Shareholders, exclusive of any Shareholder that has Ceased Employment, on a pro rata basis according to the number of shares of Common Stock held by each such person. The Company covenants further that it will either exercise such right or make such assignment no later than ten (10) days before its right to repurchase such securities terminates.

     Section 2.3  The Escrow Agent.  As security for the faithful performance of
     -----------  ----------------
the terms of this Agreement by each Shareholder, and to insure that such Shareholders' securities will be available for delivery upon exercise of the Purchase Option as herein provided, each Shareholder agrees to deliver to and deposit with Day, Berry & Howard LLP, counsel to the Company, as Escrow Agent ("Escrow Agent"), two (2) Stock Assignments duly endorsed (with date and number of Shares blank) in the form attached hereto as Exhibit A, together with the certificate or certificates evidencing such Shareholder's shares of Common Stock which are subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Amended and Restated Joint Escrow Instructions of the Company and such Shareholder as set forth in Exhibit B attached hereto.

                                   SECTION 3

                   Shares Not Subject to the Purchase Option

     A total of (i) 370,000 of the shares of Common Stock currently held by Mr. Jaser, (ii) 305,000 of the shares of Common Stock currently held by Mr. Tang,
(iii) 975,000 of the shares
of Common Stock currently held by Mr. Struwas, and (iv) 1,212,500 of the shares of Common Stock currently held by Mr. Sun, shall be not subject to the Purchase Option.

                                   SECTION 4

                 Transfer of Shares; Covenants of the Company

     Section 4.1.  Transfer by Shareholders.  No Shareholder shall sell, assign,
     -----------   ------------------------
transfer, pledge, encumber or otherwise dispose of, whether by operation of law or otherwise, any shares of Common Stock which are then subject to the Purchase Option unless (i) the Shareholder has obtained the consent of the Company pursuant to Section 2.2(b) and (ii) any such transfer is made to a transferee who concurrently with or prior to such transfer becomes a party to this Agreement.

     Section 4.2.  Registration of Transfer.  The Company shall permit
     ------------  ------------------------
registration of transfer of shares of Common Stock which are subject to the Purchase Option only in accordance with the terms of this Agreement. Any transfer of such securities which is made in any manner contrary to the provisions of this Agreement shall be void and shall not be effective to constitute the transferee as a shareholder of the Company entitled to any rights, benefits, and privileges as such.

     Section 4.3.  Legend.  Each certificate representing shares of Common Stock
     ------------  ------
which are subject to the Purchase Option shall be stamped or otherwise have endorsed or imprinted thereon a legend in substantially the following form:

     "The transfer of the shares represented by this certificate, and the rights of the holder hereof, are subject to the terms and conditions of an Amended and Restated Shareholders' Agreement, dated as of April ___, 1999 (a copy of which is on file with the Company), as the same may be amended from time to time, and no transfer of the shares represented hereby or of shares issued in exchange therefor shall be valid or effective unless the terms and conditions of such Agreement have been fulfilled."

                                   SECTION 5

                           Miscellaneous Provisions

     Section 5.1.  Termination of Employment.  Nothing contained in this
     ------------  -------------------------
Agreement shall in any manner whatsoever affect the right or power of the Company to terminate a Shareholder's employment, for any reason, with or without cause.

     Section 5.2.  Termination of Irrevocable Proxies.  The Company and each of
     ------------  ----------------------------------
the Shareholders hereby agree that this Agreement supersedes and replaces the Shareholders' Agreement and that the Shareholders' Agreement is hereby terminated for all purposes, including for purposes of the Irrevocable Proxies executed by each of the Shareholders pursuant to the Shareholders' Agreement, and is of no further force or effect.

     Section 5.3.  Assignment of Rights.  The provisions of this Agreement shall
     ------------  --------------------
be binding upon and inure to the benefit of any successor or assign of any party hereto.

     Section 5.4.  Duration of Agreement.  Unless sooner terminated in
     ------------  ---------------------
accordance with the provisions of this Agreement, the rights and obligations of each Shareholder under this Agreement shall terminate as to such Shareholder when none of such Shareholder's shares of Common Stock are subject to the Purchase Option.

     Section 5.5.  Enforcement.  The parties hereto agree that the remedy at law
     ------------  -----------
for any breach of this Agreement is inadequate and that should any dispute arise concerning any matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedies which the parties hereto may have.

     Section 5.6.  Severability of Provisions.  If any one or more provisions of
     ------------  --------------------------
this Agreement shall be declared invalid or unenforceable, the same shall not affect the validity or enforceability of any other provisions of this Agreement.

     Section 5.7.  Amendments.  Neither this Agreement nor any term hereof may
     ------------  ----------
be amended, waived, discharged, or terminated, except by written instrument signed by the Company and Shareholders holding greater than sixty-six and two-thirds percent (66 2/3%) of the Common Stock held by the Shareholders; provided,
                                                                       --------
however, that (i) this Section may not be amended without the consent of all of
-------
the Shareholders, and (ii) the obligations of any Shareholder may not be increased, and the rights of any Shareholder may not be decreased, without the written consent of such Shareholder.

     Section 5.8.  Notices.
     ------------  -------

     (a) All notices and other communications required or permitted hereunder shall be in writing and (unless otherwise expressly provided on Schedule I attached hereto) shall be mailed by registered or certified mail, postage prepaid, or delivered either by hand or by messenger, or sent via telex, telecopier, computer mail or other electronic means, addressed (i) if to a Shareholder, as indicated on Schedule I, or at such other address as such Shareholder shall have furnished in writing to the party initiating the notice or communication, or (ii) if to the Company, to the Company at 545 Long Wharf Drive, New Haven, Connecticut 06511, or at such other address as the Company shall have furnished in writing to the party initiating the notice or communication.

     (b) Any notice or other communications so addressed and mailed, postage prepaid, by registered or certified mail (in each case, with return receipt requested) shall be deemed to be delivered and given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

     Section 5.9.  Governing Law.  This Agreement shall be construed in
     ------------  -------------
accordance with, and the rights of the parties shall be governed by, the law of the State of Connecticut.

     Section 5.10. Entire Agreement.  All prior understandings and agreements
     ------------- ----------------
between the parties hereto with respect to the transactions contemplated hereby are merged in this Agreement, and this Agreement reflects all the understandings with respect to such transactions. Nothing herein contained shall be construed to obligate the Shareholders to make any additional investment in the Company or to constitute the Shareholders as partners.

     Section 5.11.  Counterparts.  This Agreement may be executed in multiple
     -------------  ------------
counterparts, each of which when so executed and delivered shall constitute an original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Agreement or any counterpart hereof to account for any other counterpart.

     IN WITNESS WHEREOF, each party hereto has executed this Agreement as of the date and year first above written.

DSL.NET, INC.



By: ________________________________
     Name:
     Title:


SHAREHOLDERS


____________________________________
John Jaser


____________________________________
Felix Tang


____________________________________
David Struwas


____________________________________
Paul Sun

                                  SCHEDULE I

                           Schedule of Shareholders


Name and Address
----------------

John Jaser
33 Hawley Avenue
Milford, Connecticut 06460

Felix Tang
36 Botsford Avenue
Milford, Connecticut 06460

David Struwas
22 Twin Oak Faryn Road
Wallingford, Connecticut 06492

Paul Sun
350 Huntington Street
Shelton, Connecticut 06484

                                   EXHIBIT A

                  STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, ___________________ hereby sells, assigns and transfers unto ______________________________________________________________ (________)
shares of Common Stock of dsl.net, inc., a Delaware corporation, standing in the undersigned's name on the books of said corporation and represented by Certificate Nos. __________________ and do hereby irrevocably constitute and appoint ___________________________________ attorney to transfer the said stock on the books of the said corporation with full power of substitution in the premises.


Dated: ______________________________

Signature: __________________________

                                   EXHIBIT B

                AMENDED AND RESTATED JOINT ESCROW INSTRUCTIONS

                                                       ____________________,1999

Day, Berry & Howard LLP
CityPlace I
Hartford, CT 06103-3499
ATTN: Frank J. Marco, Esq.

Dear Sirs:

     As Escrow Agent for both dsl.net, inc., a Delaware corporation (the "Company"), and ___________________________________ ("Holder"), you were authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Shareholders' Agreement (the "Shareholders' Agreement"), dated as of January 7, 1999, in accordance with the instructions contained in the Joint Escrow Instructions (the "Prior Instructions") of date even therewith. The Company and Holder now desire to amend and restate those Prior Instructions pursuant to the terms of that certain Amended and Restated Shareholders' Agreement (the "Agreement"), dated as of _____________, 1999, to which a copy of these Amended and Restated Joint Escrow Instructions (these "Instructions") is attached as Exhibit B. In addition, the Irrevocable Proxy executed in connection with the Shareholders' Agreement, and referred to in the Prior Instructions, shall be terminated upon the execution of the Agreement and shall be of no further force or effect with respect to these Instructions. Therefore, you are hereby authorized and directed to hold the documents delivered to you pursuant to the Agreement in accordance with these Instructions, which Instructions supersede the Prior Instructions, and which instructions are as follows:

     1. In the event the Company and/or any assignee of the Company and/or any other shareholder of the Company entitled to exercise rights under the Agreement (referred to collectively herein as the "Purchaser") shall exercise the Purchase Option set forth in the Agreement, the Purchaser shall give to Holder and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing thereunder at the principal office of the Purchaser. Holder and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

     2. At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, the numbers of the certificates representing such shares and the name of the Purchaser, as transferee of such shares, and (c) to deliver same, together with the certificates evidencing the shares of stock to be transferred, to the Company against the simultaneous delivery to you of the purchase price for the number of shares of stock being purchased pursuant to the exercise of the Purchase Option.

     3. Holder irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as referred to in the Agreement. Holder does hereby irrevocably constitute and appoint you as his attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated, including but not limited to any appropriate filing with federal or state securities officials. Subject to the provisions of this paragraph 3, Holder shall exercise all rights and privileges of a shareholder of the Company while the stock is held by you.

     4. Upon the request of Holder, the Company shall certify to you the number of shares of Common Stock of the Company owned by Holder and then subject to the Purchase Option, whereupon, upon the request of Holder, you shall deliver to Holder certificates representing the number of shares of Common Stock of the Company owned by Holder and held by you which exceed the number of such shares then subject to the Purchase Option as certified by the Company. The Company shall, and shall cause any transfer agent or registrar to, take all reasonable steps necessary to enable you to effect such delivery.

     5. This escrow shall terminate upon the earlier to occur of (a) termination of the Agreement in accordance with the provisions thereof and (b) such time as all of the securities held by you hereunder are no longer subject to the Purchase Option.

     6. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Holder, you shall deliver all of same to Holder and shall be discharged of all further obligations hereunder.

     7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

     8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be liable to any party by reason of any error of judgment or for any act done or step taken or omitted by you or for any mistake of fact or law, or for anything which you may do or refrain from doing in connection herewith, unless caused by or arising from your own gross negligence or willful misconduct.

     9. You are hereby expressly authorized to disregard any and all warnings given by either of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court; you shall not be liable to either of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     10. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     11. You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Instructions on any documents deposited with you.

     12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be counsel to the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint your successor as counsel to the Company as successor Escrow Agent.

     13. If you reasonably require other or further instruments in connection with these Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings. At your option, you shall have the right in the event of any claim against you arising out of this Agreement to deposit all of the securities, funds and other documents held by you pursuant hereto in any court and to institute an interpleader proceeding, whereupon you shall be relieved of all liabilities and obligations hereunder.

     15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

     COMPANY:                   dsl.net, inc.
                                545 Long Wharf Drive
                                New Haven, Connecticut 06511

     HOLDER: To the address set forth in Schedule I to the Agreement or any other address for notices pursuant thereto

     ESCROW AGENT:              Day, Berry & Howard LLP
                                CityPlace I
                                Hartford, CT 06103-3499
                                ATTN: Frank J. Marco, Esq.
                                (860) 275-0255

     16. By signing these Instructions, you become a party hereto only for the purpose of said Instructions; you do not become a party to the Agreement.

     17. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder; you may rely upon the advice of such counsel, and you may pay such counsel reasonable compensation therefor. The Company will pay all fees (at your standard hourly rates) and reasonable out-of-pocket expenses under these Instructions.

     18. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.


                           [Signature Page Follows]

Very truly yours,

DSL.NET, INC.


By: ________________________________
     Name:
     Title:


HOLDER:


____________________________________
ESCROW AGENT
Day, Berry & Howard LLP


By: ________________________________

                             AMENDMENT NUMBER ONE
                                    TO THE
                 AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

     THIS AMENDMENT NUMBER ONE TO THE AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT (this "Amendment Number One") is entered into as of June 1, 1999, by and among dsl.net, inc., a Delaware corporation (the "Company"), and John Jaser, David Struwas, Paul K. Sun and Felix Tang (collectively, the "Shareholders").

                             W I T N E S S E T H:

     WHEREAS, the Company and the Shareholders desire to amend the Amended and Restated Shareholders' Agreement, dated as of April 20, 1999 (the "Shareholders' Agreement") in the manner and on the terms and conditions set forth herein to provide for the termination of the Company's Purchase Option in the event of a Change in Control (as defined herein):

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Shareholders hereby agree as follows:

     1. That a new Section 2.4 is added to the Shareholders' Agreement to read in its entirety as follows:

         2.4  Change in Control. Notwithstanding anything to the contrary
              -----------------
     herein, upon a Change in Control (as defined in the following sentence) the Purchase Option shall terminate as to all Purchase Option Shares held by each of the Shareholders and such shares shall no longer be subject to the Purchase Option. For purposes of the preceding, the term "Change-in-Control" shall mean: (i) any sale, lease, exchange or other transfer (in one transaction or series of transactions) of all or substantially all of the assets of the Company; (ii) individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least a majority of the then Incumbent Directors shall be, for the purposes of this provision, considered as though such individual were an Incumbent Director; (iii) any consolidation or merger of the Company with any other entity (including, without limitation, a triangular merger) where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own, directly or indirectly, shares representing fifty percent (50%) of the combined voting power of all of the outstanding securities of the entity issuing cash or securities in the consolidation or merger (or its ultimate parent corporation, if any); (iv) a person, including a "person" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Company or an employee benefit plan sponsored by the Company, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the total voting power represented by the Company's then outstanding voting securities, except for a person who is a beneficial owner of forty percent (40%) or more of the total voting power of the Company's outstanding voting securities as of the date hereof; or
     (v) the Board of Directors of the Company, by a vote of a majority of all the Directors, adopts a resolution to the effect that a "Change-in-Control" has occurred for purposes of this Agreement.

     2. All capitalized terms not defined herein shall have the meanings ascribed to them in the Shareholders' Agreement.

     3. The Shareholders' Agreement, as amended hereby, shall remain in full force and effect.

     4. This Amendment Number One shall be construed in accordance with, and the rights of the parties shall be governed by, the law of the State of Connecticut, without regard to its conflict of laws principles.

     5. This Amendment Number One may be executed in counterparts, each of which when so executed and delivered shall constitute a complete and original instrument but all of which together shall constitute one and the same agreement, and it shall not be necessary when making proof of this Amendment Number One or any counterpart thereof to account for any other counterpart.

                           [Signature Page Follows]

     (d) With respect to Mr. Sun, "Purchase Option Shares" shall mean 1,087,500 shares of Common Stock less an amount equal to 1/36th of such shares for each and every full month which has elapsed from March 15, 1999 until the date Mr. Sun Ceases Employment or all such shares are no longer subject to the Purchase Option.

     Section 2.2  Procedures.
     -----------  ----------

     (a) The Purchase Option shall be exercised by written notice signed by an officer of the Company, on behalf of the Company, and delivered to the Shareholder who has Ceased Employment within thirty (30) days after the date such Shareholder has Ceased Employment. The Purchase Price shall be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of such Shareholder to the Company or in cash (by check) or both.

     (b) A Shareholder shall not sell or transfer any shares of Common Stock subject to the Purchase Option without the prior written consent of the Company.

     (c) Subject to the other provisions of this Agreement, each Shareholder shall, during the term of this Agreement, exercise all rights and privileges of a Shareholder of the Company with respect to the Shares subject to the Purchase Option.

     (d) The Company may assign its rights under this Section 2. The Company covenants that to the extent it has the right to exercise the Purchase Option and it chooses not to exercise such right, it will assign such right to the Shareholders, exclusive of any Shareholder that has Ceased Employment, on a pro rata basis according to the number of shares of Common Stock held by each such person. The Company covenants further that it will either exercise such right or make such assignment no later than ten (10) days before its right to repurchase such securities terminates.

     Section 2.3  The Escrow Agent.  As security for the faithful performance of
     -----------  ----------------
the terms of this Agreement by each Shareholder, and to insure that such Shareholders' securities will be available for delivery upon exercise of the Purchase Option as herein provided, each Shareholder agrees to deliver to and deposit with Day, Berry & Howard LLP, counsel to the Company, as Escrow Agent ("Escrow Agent"), two (2) Stock Assignments duly endorsed (with date and number of Shares blank) in the form attached hereto as Exhibit A, together with the certificate or certificates evidencing such Shareholder's shares of Common Stock which are subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Amended and Restated Joint Escrow Instructions of the Company and such Shareholder as set forth in Exhibit B attached hereto.

                                   SECTION 3

                   Shares Not Subject to the Purchase Option

     A total of (i) 370,000 of the shares of Common Stock currently held by Mr. Jaser, (ii) 305,000 of the shares of Common Stock currently held by Mr. Tang,
(iii) 975,000 of the shares

                                      -3-